================================================================================

      As filed with the Securities and Exchange Commission on July 26, 2004

                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                   ----------

                                   CHARTERMAC
             (Exact Name of Registrant as Specified in Its Charter)


                    Delaware                        13-3949418
          (State or Other Jurisdiction           (I.R.S. Employer
              of Incorporation or             Identification Number)
                 Organization)

                               625 Madison Avenue
                            New York, New York 10022
                                 (212) 317-5700
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)

           Stuart J. Boesky                           With copies to:
       Chief Executive Officer                     Mark Schonberger, Esq.
          625 Madison Avenue               Paul, Hastings, Janofsky & Walker LLP
       New York, New York 10022                     75 East 55th Street
            (212) 317-5700                        New York, New York 10022
  (Name, Address, Including Zip Code,                  (212) 318-6000
    and Telephone Number, Including
   Area Code,  of Agent For Service)

        Approximate date of commencement of proposed sale to the public:
   From time to time after the effective date of this Registration Statement.
                                   ----------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier
effective registration statement for the same offering. |X|    333-111919
     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. |_|
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                                   ----------
                         CALCULATION OF REGISTRATION FEE

================================================================================
                                                       Proposed
-----------------------                 Proposed       Maximum
  Title of each class                    Maximum       Aggregate      Amount of
     of securities      Amount to Be  Offering Price   Offering     Registration
   to be registered      Registered    Per Unit (1)    Price (1)       Fee (2)
================================================================================
Common shares of
beneficial interest       93,120         $19.47      $1,813,046.40     $229.71
================================================================================

 1. Estimated solely for the purpose of determining the registration fee in accordance with Rule 457 under the Securities Act of 1933.

 2. The Registrant previously registered an aggregate $34,618,624 worth of securities on a Registration Statement on Form S-3 (No. 333-111919), for which a filing fee of $2,800.65 was previously paid upon the filing of such Registration Statement.



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                                       1

                                EXPLANATORY NOTE

This registration statement is being filed pursuant to Rule 462(b) and General Instruction IV to Form S-3, both as promulgated under the Securities Act of 1933, as amended, to register an additional 93,120 common shares of beneficial interest, no par value ("Common Shares") of CharterMac (the "Registrant"). The additional 93,120 Common Shares will be offered and sold from time to time by the group entitled "Certain employees of the Company" under the "Selling Securityholders" section of the registration statement on Form S-3 (File No. 333-111919) (the "Registration Statement"). The contents of the Registration Statement, including the documents incorporated or deemed to be incorporated therein, are incorporated herein by reference.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, CharterMac certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York on this 26th day of July, 2004.


                                    CHARTERMAC
                                    A Delaware statutory trust (registrant)

                                    By:     Stuart J. Boesky
                                        ----------------------------------------
                                            Name:  Stuart J. Boesky
                                            Title: Chief Executive Officer


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            Signature                        Title                     Date

*                                  Managing Trustee and            July 26, 2004
---------------------------        Chief Executive Officer
        Stuart J. Boesky


*                                  Managing Trustee and            July 26, 2004
---------------------------        Chairman of the Board
        Stephen M. Ross


*                                  Managing Trustee and            July 26, 2004
---------------------------        President
        Marc D. Schnitzer


*                                  Managing Trustee and            July 26, 2004
---------------------------        Chief Financial Officer
        Alan P. Hirmes


*                                  Managing Trustee and            July 26, 2004
---------------------------        Chief Credit Officer
        Denise L. Kiley

*                                  Managing Trustee                July 26, 2004
---------------------------
        Peter T. Allen

*                                  Managing Trustee                July 26, 2004
---------------------------
        Charles L. Edson

*                                  Managing Trustee                July 26, 2004
---------------------------
        Arthur P. Fisch

*                                  Managing Trustee                July 26, 2004
---------------------------
        Thomas W. White

*                                  Managing Trustee                July 26, 2004
---------------------------
        Jeff T. Blau

*                                  Managing Trustee                July 26, 2004
---------------------------
        Robert A. Meister

*                                  Managing Trustee                July 26, 2004
---------------------------
        Jerome Y. Halperin

*                                  Managing Trustee                July 26, 2004
---------------------------
        Janice Cook Roberts

*                                  Managing Trustee                July 26, 2004
---------------------------
        Nathan Gantcher

*                                  Managing Trustee                July 26, 2004
---------------------------
        Robert L. Loverd


* This Registration Statement has been signed on behalf of the above officers and directors by Stuart J. Boesky, as attorney-in-fact.

Date: July 26, 2004

By:  /s/ STUART J. BOESKY
     --------------------
  Stuart J. Boesky
  Attorney-in-Fact

                                        EXHIBIT INDEX


Exhibit No.                  Description
-----------                  -----------

Exhibit    Description
No.        -----------
---

5.1 Opinion of Richards, Layton & Finger, P.A. regarding the legality of the Common Shares being registered*

23.1       Consent of Deloitte & Touche LLP*

23.2       Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.1)*

24.1       Power of Attorney**

*    Filed Herewith

**   Previously filed as Exhibit 24.1 to the Registration Statement on Form S-3
(No. 333-111919), incorporated herein by reference.